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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 2009
                                                        ------------------

                        COMMUNITY FINANCIAL SHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-51296                36-4387843
         --------                       -------                ----------
(State or other Jurisdiction of         (Commission           (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                 357 Roosevelt Road, Glen Ellyn, Illinois 60137
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (630) 545-0900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01     OTHER EVENTS.
              ------------

         On September 14, 2009, Community Financial Shares, Inc. (the "Company"), the parent holding company of Community Bank-Wheaton/Glen Ellyn, sent a letter to each of the Company's stockholders of record discussing the Company's financial results for the six months ended June 30, 2009. A copy of the stockholder letter is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

         This document contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding business strategies, intended results and future performance. Forward-looking statements are preceded by such terms as "expects," "believes," "anticipates," "intends," and similar expressions. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this document should be evaluated together with the uncertainties that affect the Company's business, particularly those mentioned under the headings "Forward-looking Statements" and "Item 1A. Risk Factors" in the Company's Form 10-K for the year ended December 31, 2008, and in its reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (d)    Exhibits

              Number            Description
              ------            -----------

              99.1              Stockholder Letter Dated September 14, 2009





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 18, 2009             By: /s/ Scott Hamer
                                          --------------------------------------
                                          Scott Hamer
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER